T H I RD AM E NDM E NT T O CREDI T AND SE C UR I T Y AG R E E M E NT

This Third Amendment to Credit and Security Agreement (this “Amendment”), dated as of September 25, 2014, is by and among SIFCO INDUSTRIES, INC. (“SIFCO”), T & W FORGE, LLC (F/K/A TWF ACQUISITION LLC) (“TWF”), QUALITY ALUMINUM FORGE, LLC (F/K/A FORGE ACQUISITION, LLC) (“QAF”), GENERAL ALUMINUM FORGINGS, LLC (“GAF”, and together with SIFCO, TWF, and QAF, collectively, “Borrower”), FIFTH THIRD BANK, an Ohio banking corporation, as the Lender and the Issuer (“Lender”).

BACKGROUND

A.Borrower and Lender entered into that certain Credit and Security Agreement dated as of December 10, 2010 (as has been and may be further amended, modified, extended, or restated from time to time, the “Agreement”), pursuant to which Lender extended certain financing arrangements Borrower.

B.The parties hereto have agreed to modify the terms and conditions of the Agreement as more fully set forth herein.

C.Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

NOW THEREFORE, in consideration of the terms, conditions and covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, promise and agree as follows:

1.Amendment to Section 1.2 (General Terms). Section 1.2 of the Agreement is hereby amended by inserting the following definition of “2014/2015 Capital Expenditures” in proper alphabetical order:

“2014/2015 Capital Expenditures” shall mean and include the actual amount of Capital Expenditures incurred by the Borrowers between October 1, 2013 and March 31, 2015, in an aggregate amount not to exceed $14,602,000.00, with respect to any of the following: (a) SAP implementation; (b) steam generators at the 970 East 64th Street, Cleveland, Ohio location; or (c) the expansion of the Orange California location.

2.	Amendment to Section 1.2 (General Terms). Section 1.2 of the Agreement is hereby amended by deleting the definition of “Fixed Charge Coverage Ratio” in its entirety and replacing it with the following:

“Fixed Charge Coverage Ratio” shall mean and include, with respect to any fiscal period, the ratio of (a) EBITDA plus cash payments of rent made to any Affiliate of any Loan Party less (i) Capital Expenditures that were not specifically funded by Indebtedness (provided, however, Capital Expenditures that were funded by a Revolving Loan shall be subtracted from EBITDA in calculating the Fixed Charge Coverage Ratio), less (ii) cash taxes paid, less (iii) cash Distributions less (iv) any other extraordinary items paid in cash to (b) Fixed Charges. Notwithstanding the foregoing, the amount of Capital Expenditures in subpart (a)(i) shall not include the 2014/2015 Capital Expenditures incurred in the applicable fiscal period.

3.	Expenses. Borrower shall reimburse Lender for all costs and expenses incurred in connection with this Amendment, including, without limitation, attorneys’ fees.
4.Conditions to Effectiveness. This Amendment shall be effective upon completion of the following (each of such documents and/or actions to be in form and substance acceptable to Lender in its sole discretion):

(a)	Execution and delivery of this Amendment by all parties hereto;

(b)	Payment by Borrower of any and all costs, fees and expenses of Lender (including attorney fees) in connection with this Amendment; and

(c)	Such other agreements and documents related hereto as Lender may require.

5.	Representations and Warranties. Borrower represents and warrants to Lender:

(a)
The execution, delivery and performance by Borrower of this Amendment and the transactions contemplated herein (i) are and will be within the powers of Borrower, (ii) have been authorized by all necessary actions of Borrower, (iii) are not and will not be in contravention of any order of any court or other agency of government, or of any law to which Borrower or any property of Borrower is bound, and (iv) are not and will not be in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under the articles of organization, operating agreement, or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or any property of Borrower are bound;

(b)
This Amendment and any other agreements, instruments or documents executed and/or delivered in connection herewith, shall be valid, binding and enforceable against Borrower in accordance with their respective terms except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally;

(c)
Each of the representations and warranties contained in, and each of the exhibits and/or schedules attached to, the Agreement, as amended hereby, and the Loan Documents are true, correct and complete in all material respects as of the date hereof;

(d)	No event or condition which has or is likely to have a Material Adverse Effect as to Borrower has occurred from the Closing Date to the date hereof;

(e)	No material threatened or pending litigation, or material contingent obligations, have occurred from the Closing Date to the date hereof; and

(e) Upon the effectiveness of this Amendment, no Default or Event of Default is outstanding under the Agreement.

6.Confirmation of Security Interests. Borrower confirms and agrees that all prior security interests and liens granted to Lender in all existing and future assets of Borrower remain unimpaired and in full force and effect and shall continue to cover and secure all Obligations. Borrower further confirms and represents that all of the collateral of Borrower remains free and clear of all liens other than those in favor of Lender or as otherwise permitted in the Agreement. Nothing contained herein is intended to in any way impair or limit the validity, priority or extent of Lender’s security interest in and liens upon the collateral of Borrower.

7.	Release. BORROWER HEREBY RELEASES, WAIVES AND FOREVER RELINQUISHES
ALL CLAIMS, DEMANDS, OBLIGATIONS, LIABILITIES AND CAUSES OF ACTION OF
WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, INCLUDING ANY SO- CALLED “LENDER LIABILITY” CLAIMS OR DEFENSES WHICH IT HAS, MAY HAVE, OR MIGHT ASSERT NOW OR IN THE FUTURE AGAINST LENDER AND/OR ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, SUCCESSORS, AND ASSIGNS

(INDIVIDUALLY, A “RELEASEE” AND COLLECTIVELY, THE “RELEASEES”), DIRECTLY OR INDIRECTLY, ARISING OUT OF, BASED UPON, OR IN ANY MANNER CONNECTED WITH (A) ANY TRANSACTION, EVENT, CIRCUMSTANCE, ACTION, FAILURE TO ACT, OR OCCURRENCE OF ANY SORT OR TYPE, WHETHER KNOWN OR UNKNOWN, WHICH OCCURRED, EXISTED, OR WAS TAKEN OR PERMITTED PRIOR TO THE EXECUTION OF THIS AMENDMENT WITH RESPECT TO THE OBLIGATIONS, THE AGREEMENT, THE LOAN DOCUMENTS, OR THE ADMINISTRATION THEREOF, (B) ANY DISCUSSIONS, COMMITMENTS, NEGOTIATIONS, CONVERSATIONS, OR COMMUNICATIONS WITH RESPECT TO THE OBLIGATIONS OR (C) ANY THING OR MATTER RELATED TO ANY OF THE FOREGOING PRIOR TO THE EXECUTION OF THIS AMENDMENT. THE INCLUSION OF THIS PARAGRAPH IN THIS AMENDMENT AND THE EXECUTION OF THIS AMENDMENT BY LENDER DOES NOT CONSTITUTE AN ACKNOWLEDGMENT OR ADMISSION BY LENDER OF LIABILITY FOR ANY MATTER, OR A PRECEDENT UPON WHICH ANY LIABILITY MAY BE ASSERTED.

8.Non-Waiver. This Amendment does not obligate Lender to agree to any other extension or modification of the Agreement nor does it constitute a course of conduct or dealing on behalf of Lender or a waiver of any other rights or remedies of Lender. No omission or delay by Lender in exercising any right or power under the Agreement, this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

9.	Incorporation. This Amendment is incorporated by reference into, and made part of, the
Agreement which, except as expressly modified herein, remains in full force and effect in accordance with its terms.

10.No Modification. No modification of this Amendment or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

11.Headings. The headings of any section or paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

12.Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.Governing Law.    This Amendment shall be governed by, and construed and enforced in accordance with the laws of the State of Ohio, excluding the provisions related to conflicts of laws.

14.Severability. The provisions of this Amendment are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

15.Counterparts, Facsimile and .pdf.    This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature by facsimile or .pdf shall have the same force and effect as an original signature hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment is hereby executed on the date first written above.

BORROWER:

SIFCO INDUSTRIES, INC.

By: /s/ Catherine M. Kramer     Name: Catherine M. Kramer
Title: Vice President, Finance & Chief Financial Officer

T & W FORGE, LLC
(F/K/A TWF ACQUISITION LLC)

By: /s/ Catherine M. Kramer     Name: Catherine M. Kramer
Title: Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT]

QUALITY ALUMINUM FORGE, LLC (F/K/A FORGE ACQUISITION, LLC)

By: /s/ Catherine M. Kramer     Name: Catherine M. Kramer
Title: Treasurer

GENERAL ALUMINUM FORGINGS, LLC

By: /s/ Catherine M. Kramer     Name: Catherine M. Kramer
Title: Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT]

LENDER:

FIFTH THIRD BANK

By: /s/ Christopher Clegg	Name: Christopher Clegg Title: Senior Vice President

ISSUER:

FIFTH THIRD BANK

By: /s/ Christopher Clegg	Name: Christopher Clegg Title: Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT]